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                                                                    EXHIBIT 10.2


                             REVOLVING CREDIT NOTE
                             ---------------------


$__________________              Dallas, Texas                 February 27, 2001


     FOR VALUE RECEIVED, the undersigned, CellStar Corporation, a Delaware corporation ("Maker"), hereby promises to pay to the order of _________________
              -----
("Payee"), at the offices of The Chase Manhattan Bank, a New York banking
  -----
corporation, as agent (together with any successor as provided in the Agreement, hereinbelow defined, the "Agent"), at Asset Based Lending, 1166 Avenue of the
                          -----
Americas, 16/th/ Floor, New York, New York 10036-2708, Attention: Credit Deputy, on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of ____________ Dollars ($____________) or so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified.

     This Note is one of the Notes referred to in that certain Second Amended and Restated Credit Agreement of even date herewith, among Maker, Payee, Agent, and each of the banks or other financial institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (as the same may be amended, modified, supplemented or restated from time to time, being referred to herein as the "Agreement"). Capitalized terms
                                               ---------
used and not otherwise defined in this Note have the respective meanings specified in the Agreement.

     The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note is given in amendment, restatement and modification (but not in extinguishment or novation) of the indebtedness evidenced by that certain Revolving Credit Note dated August 2, 1999, executed by Maker and payable to the order of Payee in the stated principal amount of $________, which Revolving Credit Note was given in amendment, restatement and modification (but not extinguishment or novation) of the indebtedness evidenced by that certain Revolving Credit Note dated October 15, 1997, executed by maker and payable to the order of Payee in the stated principal amount of $__________.

     This Note evidences Advances made by Payee to Maker under the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Alternate Base Rate or the Adjusted LIBOR Rate, as applicable in accordance with Section 2.8 of the Agreement (the "Applicable
                              -----------                        ----------
Rate"), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, (i)
                                                         --------  -------
all outstanding principal of this Note and all past due interest hereon (to the extent permitted by

REVOLVING CREDIT NOTE - Page 1
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applicable law) shall bear interest at the Default Rate when applicable as specified in Section 2.8 of the Agreement, and (ii) if on any Interest Payment Date, Payee does not receive payment in full of interest computed at the Applicable Rate (computed without regard to any limitation by the Maximum Rate), because the Applicable Rate (so computed) exceeds or has exceeded the Maximum Rate applicable to Payee, Maker shall pay to Payee, in addition to interest otherwise required, on each Interest Payment Date thereafter, the Excess Interest Amount (calculated as of each such subsequent Interest Payment Date), provided that in no event shall Maker be required to pay, for any computation
--------
period, interest at a rate exceeding the Maximum Rate applicable to Payee during such period.

     Accrued and unpaid interest on this Note shall be due and payable on the Interest Payment Dates. All principal of this Note shall be due and payable on the Termination Date.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other

REVOLVING CREDIT NOTE - Page 2
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indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all Advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or record shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.


                                          CELLSTAR CORPORATION


                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________


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                                    Schedule


   DATE             ADVANCE          PRINCIPAL PAYMENT         BALANCE
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